UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2006

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

6105 Trenton Lane North, Minneapolis, Minnesota 55442
(Address of principal executive offices) (Zip Code)

(763) 551-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Payment of Annual Incentive Compensation for Fiscal Year 2005 under the Company’s Executive and Key Employee Incentive Plan

Effective as of February 17, 2006, the Management Development and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Select Comfort Corporation (the “Company”) has approved the payment of annual incentive compensation for fiscal 2005 under the Company’s Executive and Key Employee Incentive Plan (the “Plan”).

Under the terms of the Plan, at the beginning of each fiscal year, the Compensation Committee of the Board of Directors determines:

•	The employees by grade level that are eligible to participate in the plan for the year;

•
The quarterly and/or annual performance goal or goals for the year (from among sales growth and volume, net operating profit, cash flow, earnings per share, return on capital, and/or return on assets);

•
For each eligible employee, (A) the target bonus level as a percentage of base compensation, (B) the portion of the target bonus level that is based on achievement of objective company performance goals, and (C) the portion of the target bonus level, if any, that is based on achievement of objective individual performance goals; and

•	The range of actual bonus payment levels, expressed as percentages of the target bonus levels, to be paid based on various levels of achievement of the performance goal or goals for the year.

At the beginning of fiscal 2005, the Compensation Committee: (i) selected Company-wide net operating profit as the primary performance goal and unit sales growth as a secondary performance goal; (ii) maintained target bonus levels at 75% of base salary for the CEO and 55% of base salary for senior vice presidents; and (iii) determined, consistent with prior years, that actual bonus payments may range from 0% to 250% of the target bonus level, depending on the level of achievement versus performance goals. Consistent with these parameters and the terms of the Plan, the Compensation Committee approved annual bonus payments at 133% of the target levels, resulting in the following bonus payments to our Chief Executive Officer and the next four most highly compensated executive officers as of the end of fiscal 2005: William R. McLaughlin, Chairman and CEO - $621,519; Keith C. Spurgeon, Senior Vice President - $201,444; Kathryn V. Roedel, Senior Vice President - $182,875; James C. Raabe, Senior Vice President - $177,811; Mark A. Kimball, Senior Vice President - $170,777.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: February 22, 2006	By: /s/ Mark A. Kimball
Title: Senior Vice President & General Counsel